UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 4, 2010
ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32567	74-2966572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 6, 2010, Alon USA Energy, Inc. (the “Company”) issued a press release reporting our financial results for the quarter ended March 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Alon USA Energy, Inc. Amended and Restated 2005 Incentive Compensation Plan
     At the Annual Meeting of the Stockholders of the Company held on May 4, 2010, stockholders approved the Alon USA Energy, Inc. Amended and Restated 2005 Incentive Compensation Plan (the “Plan”). A description of the terms and conditions of the Plan and the amounts payable under the Plan was included in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 6, 2010. The full text of the Plan is attached as Exhibit 10.1 hereto and incorporated by reference.
Director Grants
     On May 4, 2010, the Company granted 3,472 restricted shares of the Company’s common stock to each of Avraham Shochat, Ron W. Haddock and Dr. Zalman Segal, each an independent director of the Company, pursuant to Section 12 of the Company’s Amended and Restated 2005 Incentive Compensation Plan. The shares vest in equal installments on the first, second and third anniversaries of the date of grant. These awards are evidenced by agreements in the form adopted by the Company for the purpose of evidencing grants of this type, which form was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 5, 2005, and is incorporated by reference into this Item 5.02.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     The Annual Meeting of Stockholders of the Company was held on May 4, 2010 at 9:00 a.m., Dallas, Texas time, at The Frontiers of Flight Museum, 6911 Lemmon Avenue, Dallas, Texas 75209. A total of 49,303,187 shares of the Company’s common stock were present or represented by proxy at the meeting, representing more than 91% of the Company’s shares outstanding as of the March 15, 2010 record date. The matters submitted for a vote and the related results were as follows:
Proposal 1: To elect ten directors to serve until the 2011 annual meeting or until their respective successors are elected and have been qualified. The results of the votes cast were as follows:

2

			Broker Non-
Director Nominee	Votes For	Votes Withheld	Votes
David Wiessman	43,772,117	1,785,276	3,745,794
Itzhak Bader	44,042,389	1,515,004	3,745,794
Boaz Biran	44,042,189	1,515,204	3,745,794
Shlomo Even	44,042,589	1,514,804	3,745,794
Avinadav Grinshpon	43,637,732	1,919,661	3,745,794
Ron W. Haddock	45,463,761	93,632	3,745,794
Jeff D. Morris	43,769,479	1,787,914	3,745,794
Yeshayahu Pery	44,039,837	1,517,556	3,745,794
Zalman Segal	45,457,909	99,484	3,745,794
Avraham Shochat	45,460,302	97,091	3,745,794
Proposal 2: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2010. The results of the votes cast were as follows:

Votes For	Votes Against	Votes Abstained
49,113,574	113,199	76,414
Proposal 3: To approve the Alon USA Energy, Inc. Amended and Restated 2005 Incentive Compensation Plan. The results of the votes cast were as follows:

			Broker Non
Votes For	Votes Against	Votes Abstained	Votes
44,366,068	1,147,407	43,918	3,745,794
     Pursuant to the foregoing votes, the ten directors nominees listed above were elected to serve on the Company’s Board of Directors and Proposals 2 and 3 were approved.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description

10.1	Alon USA Energy, Inc. Amended and Restated 2005 Incentive Compensation Plan.

99.1	Press Release dated May 6, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.
/s/ Harlin R. Dean
Harlin R. Dean
Senior Vice President-Legal, General Counsel and Secretary

Date: May 6, 2010

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Alon USA Energy, Inc. Amended and Restated 2005 Incentive Compensation Plan.

99.1	Press Release dated May 6, 2010.